ACACIA COMMUNICATIONS, INC.

Connecting at the Speed of Light

Investor Presentation March 16, 2017 Exhibit 99.1

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Safe Harbor Statement
This presentation may contain forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,”
“target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-
looking statements, although not all forward-looking statements contain these identifying words.
We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-
looking statements.
Forward-looking statements represent our management’s beliefs and assumptions only as of the date of the preliminary prospectus, and our actual future results may be materially different from what we expect. We have included important factors in the cautionary statements included in the Form 10-K for the twelve month period ended December 31, 2016 and other documents we have filed with the SEC, particularly in the Risk Factors section, that we believe could cause actual results or events to differ materially from the forward-looking statements that we make. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.
Non-GAAP Financial Measures
This presentation includes measures defined by the SEC as non-GAAP financial measures.  We believe that these non-GAAP financial measures can provide useful supplemental information to investors when read in conjunction with our reported results.
Reconciliations of these non-GAAP financial measures to their closest GAAP measures are available in the Appendix to this presentation and descriptions of these non-GAAP financial measures can be find in our earnings release with respect to our fourth quarter and full year 2016 results.

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3
Acacia at a Glance
Maynard, MA
(headquarters)
Holmdel, NJ
Mountain View
& San Jose, CA
Ontario, Canada
Limerick, Ireland
Brondby, Denmark
High Wycombe, UK
Bangalore, India
Shenzhen, China
Founded in 2009
45% of employees
hold a Ph.D
1
or other advanced degree
>$1M revenue
per employee
1
1. As of December 31, 2016
290 employees
1

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Light®
4
Our Mission
SILICONIZATION
OF
OPTICAL
INTERCONNECT
Deliver silicon-based interconnects that transform cloud and communication networks by simplifying
these networks, digitizing
numerous complex analog functions, and providing
significant improvements in speed, capacity and power consumption

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We believe our approach -
leveraging
silicon -
is causing disruption in the
industry
Strong financial performance
–
Year-over-year growth in revenue and
profitability
–
Improved non-GAAP
gross margins to 48% in
Q4’16 from 42% in Q1’16
Continued progress with customer and
revenue diversification
–
Four 10% customers in Q4’16 for the first
time, including one hyper-scale cloud and
content provider
–
Increased revenue from newer customers to
35% of revenue in Q4’16 from 14% of revenue
in Q1’16
Executing to our Growth Strategy
10%
14%
26%
1 This is a “non-GAAP financial measure” as defined in Regulation G under the Securities Exchange Act of 1934, as amended, and reconciliation of such non-GAAP financial measure to the most directly comparable financial measure calculated and presented in accordance
with
U.S.
GAAP
is
provided
in
the
Appendix
to
this
presentation.
Descriptions
of
this
non-GAAP
financial
measure
can
be found in the company’s earnings release with respect to its fourth quarter and full year 2016 results." If this presentation will be handed out, need to add Appendix and GAAP to non-GAAP reconciliation.
0
100
200
300
400
500
600
2014
2015
2016
Revenue Growth
81%
CAGR
0
20
40
60
80
100
120
140
160
2014
2015
2016
Non-GAAP NET INCOME
1
193%
CAGR

CLOUD COMPUTING 'AS A SERVICE' REVENUE ($B)

21%
2015-2020
CAGR

| | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 |
|---|---|---|---|---|---|---|---|
| PaaS | $2.3 | $3.1 | $4.0 | $4.9 | $5.9 | $6.9 | $8.1 |
| Infrastructure SaaS | $3.1 | $4.1 | $5.4 | $6.8 | $8.4 | $10.0 | $11.6 |
| IaaS | $7.0 | $9.7 | $12.5 | $15.4 | $18.2 | $21.2 | $24.5 |

## Global IP Traffic Growth / Top-Line

Global IP traffic will increase 3-fold from 2015–2020

22% CAGR
2015–2020
Exabytes per Month
250
200
150
100
50
0
72.5
88.7
108.5
132.1
160.6
194.4
2015
2016
2017
2018
2019
2020

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Increased Data and
Video Consumption
Growth in Mobile and
4GLTE/5G Communications
Proliferation of
Cloud Services
Adoption of the
“Internet of Things”
Changing
Traffic Patterns
Traffic Demand is Growing for Traditional Carriers
and Web 2.0 Content Providers
Bandwidth and Network Capacity
Source: Predicts 2016: PaaS Innovation
Continues Unabated 10 December 2015
Source: Cisco VNI Global IP Traffic Forecast
2015-2020

100/200/400G
The rest of WDM market
Sales ($)
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Long-Haul (Million $) 2
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
2015
2016 (F)
2017 (F)
2018 (F)
2019 (F)
2020 (F)

Inter-Data Center (Million $) 2
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2015
2016 (F)
2017 (F)
2018 (F)
2019 (F)
2020 (F)

Metro (Million $) 2
12,000
10,000
8,000
6,000
4,000
2,000
-
2015
2016 (F)
2017 (F)
2018 (F)
2019 (F)
2020 (F)

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Key Market Segments
100G+
1
1.
Source: LightCounting
2.
Source: Sept 2016 ACG Research
8%
CAGR
9%
CAGR
32%
CAGR

# Our Technology Disruption

Innovative
Digital Signal Processor
(DSP ASIC) in Latest CMOS

+

Industry-first
CMOS Photonic
Integrated Circuit (PIC)[1]

=

**Siliconization of Optical Interconnect**

ACACIA

ACACIA

LTCC substrate

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8
+
=
> 1 billion transistors
> 50 photonic functions
Silicon PIC
DSP ASIC
BGA
PIC
Driver
TIA
Ball Grid Array
(BGA) under
development

DSP ASIC

ACACIA
ACACIA
ACACIA
ACACIA
ACACIA
ACACIA
ACACIA

Silicon PIC

Receiver
Tap Detectors
Driver
Modulators
Variable Attenuator
Pol Splitter
TIA
PIC
Driver

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Sky
100G
Metro
Denali
400G
ULH/Metro
Multi-core
Mouna Kea
100G
ULH
K2
40G
ULH
Everest
100G
LH
Si PIC
Rapid Pace of Innovation
2011
2012
2013
2014
2015
Strong and diverse portfolio of patents and intellectual property
2014
2016
Meru
200G
Metro
2016
Optical Performance, Low Power, Rich Feature Set
Pico
1.2T
DCI/Metro/LH
Multi-core
BGA
:
Stepping stone
towards DSP+PIC in
single package

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Family of products meet needs of
network operators
–
Compact, low-power industry-
standard interfaces
–
Integration in silicon
Announced CFP2-ACO and industry’s first
CFP2-DCO module
Integrates easily into all classes of
Communication Equipment
High yield / lower cost manufacturing
driven by CMOS process
Silicon
Coherent
PIC
Dual-core
DSP
100G MSA
100G CFP-DCO
400G Module
200G CFP2-DCO
1st
Metro
1st
1st
First-to-Market Products
Blending High Performance, Scale and Cost-Efficiency
We believe we are the first to introduce to the market:
Inter-
Data
Center
Long
Haul

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Our Growth Strategy
Increased
Investment in all
Networks –
Focused on 100G
and Higher
Expansion
Opportunity
with Existing
Customers
Expand
Customer
Base –
Driven
by Network
Equipment
Transformation
Grow into
Adjacent
Markets
Continued
Innovation

- → → → →
- → →

100
80
60
40
20
0
5x7
CFP
AC400
CFP2
400G OIF
2012 2013 2014 2015 2016 2017 2018 2019

15%
4%
81%
10%
19%
71%

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Expanding coherent applications
Sub
LH
Metro
Inter-DC
5G
Provide low total cost of ownership
Acacia: Technology innovation and vertical integration
driving cost and power reductions
DCO/ACO gaining share in coherent market
Use of Acacia modules enables a faster time to market
than use of individual components
Acacia DCO: CFP
CFP2
400G OIF
Cloud and content providers looking to disaggregate
Avoid being locked-in to single vendor
Looking for best and lowest cost solutions
Voyager platform within TIP is one example
–
“white box” solution based on AC400
Autonomous and secure networks
Adding intelligence, performance metrics, encryption
Increasing value by continued innovation
Trends and Accomplishments
Riding Moore’s Law
Power/100G (W)
~40%/year reduction
2017
¹
2019
¹
DCO
ACO
Non-Pluggable
1
Source: LightCounting

ACACIA COMMUNICATIONS, INC.

THE INTERNET OF THINGS

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Expanding Coherent Markets
Markets
that
may
benefit
from
low
power
DSP
and
SiPh
technology
Units
Long-Haul
Metro
Inter DC
Intra DC
5G, Access
New Markets
A-CFP2
400G OIF
DSP+PIC
Tb plus
CFP
AC400
D-CFP2
Today
Future
Time
Reducing Power, Size
and Cost through
Siliconization

ACACIA COMMUNICATIONS, INC.

ACACIA COMMUNICATIONS, INC.

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New Generation Optical Interconnect Company
Bringing together the best of semiconductor and optical
Challenges
Fractured supply
base
Many material
choices
Low margin and
profitability
Too many SKUs
Strengths
High growing
markets
Critical for global
bandwidth
expansion
Challenges
Lower ASP
R&D
investment
Strengths
Fast pace of
innovation
High barrier to
entry
High volume
CMOS process
High margin and
profitability
Semiconductor
Optical

ACACIA COMMUNICATIONS, INC.

intel

QUALCOMM

BROADCOM

ACACIA COMMUNICATIONS, INC.

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Disruptive Silicon Technologies
Intel Microprocessor
Broadcom Ethernet PHY
Qualcomm Mobile Chipset
Acacia Interconnect Chipset

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Percent of Revenue
(Non-GAAP Basis)
Gross Profit Margin
36%
39%
47%
42%
47%
47%
48%
48% - 50%
Research & Development
19%
16%
13%
18%
14%
11%
12%
17% - 19%
Sales, General & Administrative
5%
5%
4%
5%
5%
4%
4%
6% - 8%
Operating Margin
12%
18%
29%
19%
28%
32%
32%
23% - 27%
Tax Rate (on Profit Before Tax)
16%
25%
11%
10%
11%
6%
16%
9% - 12%
Net Income Margin
10%
14%
26%
17%
25%
30%
27%
21% - 25%
2014A
(Audited)
Q4
2016A
Target
Range
Q1
2016A
2015A
(Audited)
Q2
2016A
2016A
(Audited)
Q3
2016A
Long-Term Financial Goals
These long-term financial goals are forward-looking, are subject to significant uncertainties and contingencies and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material.  For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the
Form 10-K for the fiscal year ended December 31, 2016, that we have filed with the SEC.  These long-term financial goals include “non-GAAP financial measures” as defined in Regulation G under the
Securities Exchange Act of 1934, as amended, and reconciliations of such historical non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP are provided in the Appendix to this presentation.  Acacia Communications has not reconciled the forward-looking non-GAAP measures included in these long-term financial goals because the expected tax benefits derived from any disqualifying dispositions of equity awards during the periods included in these long-range goals cannot be reasonably calculated or predicted at this time and, accordingly, a reconciliation is not available without unreasonable effort.  Descriptions of the non-GAAP financial measures included in these long-term financial goals can be found in the company’s earnings release with respect to its fourth quarter and full year 2016 results.

Appendix

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Reconciliation of GAAP to Non-GAAP
2014
2015
2016
Non-GAAP Gross Profit;Non-GAAP Gross Profit
Margin
Gross profit
$52,676
$93,706
$220,987
Stock-based compensation
17
75
1,629
Non-GAAP gross profit
$52,693
$93,781
$222,616
Non-GAAP gross profit margin
36.0%
39.2%
46.5%
Non-GAAP R&D Expenses
GAAP research and development expenses
$28,471
$38,645
$75,696
Stock-based compensation
258
561
12,347
Non-GAAP research and development expenses
$28,213
$38,084
$63,349
Non-GAAP SG&A Expenses
GAAP selling, general and administrative expenses
$6,615
$13,124
$27,676
Stock-based compensation
132
189
6,769
Non-GAAP selling, general and administrative expenses
$6,483
$12,935
$20,907
Non-GAAP Operating Expenses
GAAP operating expenses
$35,194
$51,769
$103,397
Stock-based compensation
390
750
19,116
Non-GAAP operating expenses
$34,804
$51,019
$84,281
Non-GAAP Income from Operations
(Loss) income from operations
$17,482
$41,937
$117,590
Stock-based compensation
407
825
20,745
Non-GAAP income from operations
$17,889
$42,762
$138,335
(in thousands)
Year Ended
December 31,

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Reconciliation of GAAP to Non-GAAP
2014
2015
2016
Non-GAAP Net Income
Net (loss) income
$13,520
$40,520
$131,577
Stock-based compensation
407
825
20,745
Change in fair value of preferred stock warrant liability
483
2,154
3,361
Reversal of valuation allowance
–
(11,142)
0
Tax effect of excluded items
–
(47)
(32,324)
Non-GAAP net income
$14,410
$32,310
$123,359
Non-GAAP Effective Tax Rate
GAAP Effective Tax Rate
17.8%
(1.8%)
(14.8%)
Total adjustments to GAAP provision for income taxes
(0.9%)
26.3%
25.9%
Non-GAAP effective tax rate
16.9%
24.5%
11.1%
Year Ended
December 31,
(in thousands)